UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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WindTamer Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF
WINDTAMER CORPORATION

To All WindTamer Corporation Shareholders:

The Annual Meeting of Stockholders of WindTamer Corporation (“WindTamer” or the “Company”) will be held at the Double Tree Hotel Rochester, 1111 Jefferson Road, Rochester, New York 14623 on Tuesday, June 2, 2009, at 4:30 P.M., for the following purposes:

1.	To elect four (4) persons to the Board of Directors of the Company, and designate the class of each such director; and

2.	To transact such other business as may properly come before the meeting.

The Board of Directors recommends that you vote FOR ALL NOMINEES in Proposal 1 which is discussed in detail in the proxy statement appearing on the following pages.

Stockholders of record as of the close of business on April 27, 2009, are entitled to notice of and to vote at the meeting and at any adjournment thereof.

April 30, 2009	By Order of the Board of Directors,

/s/ Gerald E. Brock
Gerald E. Brock,
Chief Executive Officer, Chief Financial Officer and Chairman

A form of proxy and a return envelope are enclosed for the use of stockholders. Your vote is important.  It is requested that you read this proxy statement and fill in, date and sign the enclosed proxy and return it in the enclosed envelope whether or not you plan to attend the meeting on June 2, 2009.

This notice of Annual Meeting, proxy statement and form of proxy are being distributed and made available on or about May 7, 2009.

WINDTAMER CORPORATION
PROXY STATEMENT

WINDTAMER CORPORATION
6053 Ely Avenue
Livonia, New York 14487

PROXY STATEMENT
For The Annual Meeting Of Stockholders
To Be Held June 2, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WindTamer Corporation, a corporation organized under the laws of the State of New York (the “Company” or “WindTamer”), for use at the Annual Meeting of Stockholders of the Company to be held at the Double Tree Hotel Rochester, 1111 Jefferson Road, Rochester, New York 14623 on Tuesday, June 2, 2009, at 4:30 P.M, together with any and all adjournments thereof. This Proxy Statement, WindTamer’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2008, filed with the Securities Exchange Commission (the “SEC”) on March 30, 2009, and the enclosed proxy will first be sent or given to stockholders on or about May 7, 2009. You may also obtain a copy of the Company’s Annual Report on Form 10-K/A without charge upon written request submitted to WindTamer Corporation, c/o Gerald E. Brock, Chief Executive Officer, Chief Financial Officer and Chairman, 6053 Ely Avenue, Livonia, New York 14487 or without charge at the SEC’s Internet site (http://www.sec.gov).

SOLICITATION AND VOTING

The close of business on April 27, 2009, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and at any adjournment of the meeting. Each stockholder shall be entitled to one vote for each share held of record in his or her name on that date. The Company had outstanding on the record date 81,526,000 shares of common stock, $.0001 par value per share, being the only class of stock of the Company issued and outstanding and entitled to vote at the meeting.

The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company, which has designated the nominees for directors listed below. A stockholder giving such proxy has the right to revoke it at the meeting or at any time prior thereto. A stockholder may revoke such proxy by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. All shares represented by proxies in the form enclosed with this Proxy Statement will be voted at the meeting and at any adjournments of the meeting in accordance with the terms of such proxies, provided such proxies appear to be valid and to have been executed by stockholders of record entitled to vote at the meeting and have not previously been revoked. If no contrary instructions are given, all of the shares held of record by the persons named in the proxy will be voted FOR the four (4) nominees for director described on the following pages.

As of the date of this Proxy Statement, the Board of Directors does not know of any matters not specifically referred to in this Proxy Statement which may come before the meeting. The deadline under Company’s By-Laws for stockholders to notify the Company of any director nominations or proposals to be presented at the Annual Meeting has passed. If any other business should properly come before the Annual Meeting, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote all of the shares held of record by the persons named in such proxies as they shall decide.

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxy. The By-Laws of the Company provide that a majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy at the meeting, constitutes a quorum. Directors will be elected at the Annual Meeting by a plurality of the votes cast. Accordingly, the nominees receiving the four (4) highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any other matter submitted to a vote of the stockholders, except in the case where the vote of a greater number of shares is required by law or under the Certificate of Incorporation or Bylaws.

Abstentions may not be specified on the proposal relating to the election of directors. Shares which abstain from voting on any other matter which is properly presented shall be included for purposes of determining the presence of a quorum, but shall be excluded in tabulating votes cast for or against any proposal to which the abstention pertains.

Votes that are withheld with respect to any proposal will be excluded entirely from the vote taken for the proposal and will not be counted as present for purposes of the vote on such matter.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum.

All costs of preparing, assembling and mailing this Proxy Statement and the enclosed proxy material, and any additional material which may hereafter be sent in connection with the solicitation and collection of the enclosed proxy, will be paid by the Company and no part will be paid directly or indirectly by any other person. Solicitation of proxies may be made by personal interview, mail, telephone, telecopier or other electronic means by officers and regular employees of the Company but no additional compensation will be paid to them for the time so employed.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 2, 2009.  This proxy statement and our Annual Report is available at http://www.amstock.com/proxyservices/viewmaterials.asp.

PROPOSAL 1—ELECTION OF DIRECTORS

The size of the Board of Directors is set at 4 directors. As of April 27, 2009, the Board of Directors has no vacancies. Our Restated Certificate of Incorporation provides for the election of members of a classified board of directors at the Annual Meeting, with the directors initially classified as follows: that of the first class (Class I) shall expire at the next annual meeting of shareholders; the second class (Class II) at the second succeeding annual meeting; and, the third class (Class III) at the third succeeding annual meeting. At each annual meeting after this Annual Meeting, directors to replace those whose terms expire at such annual meeting shall be elected for thee (3) year terms.

The Board of Directors has nominated the four (4) persons listed below to be elected to the Board of Directors at the Annual Meeting to the class indicated below. The proxies given for the Annual Meeting may not be voted for more than four (4) directors. If elected, the Class I nominees will hold office until the next annual meeting, the Class II nominee will hold office until the second succeeding annual meeting and the Class III nominee will hold office until the third succeeding annual meeting, or until each of his or her successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal.

Nominees

The following biographies set forth certain information with respect to the nominees for election as directors of the Company, none of whom is related to any other nominee or executive officer. All of the nominees currently serve on the Board of Directors.

GERALD E. BROCK, CLASS III DIRECTOR

Gerald E. Brock, age 60, currently serves and has served as our Chief Executive Officer, acting Chief Financial Officer since inception in 2001. Mr. Brock is also chairman of our Board of Directors. Until October 2007, when he left to focus on the Company, Mr. Brock was the sole owner of Brock Acoustical, Inc., a contractor specializing in medical and dental office construction and other commercial construction, for over twenty-five years.

EUGENE RICHARD HENN, CLASS I DIRECTOR

Eugene Richard Henn, age 63, is a director of the Company, elected in October 2008. Mr. Henn has served as President of Better Light & Power, a DBA of Prosperity Lighting Supply, Inc., since 1992. The principal business of Prosperity Lighting Supply, Inc. for many years was sales and distribution of commercial-industrial lighting, specializing in energy-saving and full-spectrum lighting. Prosperity Lighting’s business has evolved and now consists nearly entirely of generator sales and distribution.

GEORGE NASELARIS, CLASS II DIRECTOR

George Naselaris, age 68,is a director of the Company, elected in November 2008. Mr. Naselaris has been the owner of the Duchess Restaurant in Penfield, New York for over 40 years, a full service family restaurant.

ANTHONY C. ROMANO, Jr., CLASS I DIRECTOR

Anthony C. Romano, Jr., age 57, is a director of the Company, elected in October 2008. Mr. Romano has served as Vice President of Equipment for Johnson and Lund Co., Inc. (“Johnson and Lund”) since 2001. Johnson and Lund supplies merchandise, equipment and design services to the dental profession.

A stockholder using the enclosed form of proxy may authorize the persons named in the proxy to vote for all or any of the above named nominees or may withhold from said persons authority to vote for all or any of such nominees. If, for any reason, any of the nominees named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons, if any, as the Board of Directors may recommend. The Board of Directors has no reason to believe any nominees will be unavailable.

Executive Officers

In addition to Mr. Brock, who is also a director, the Company’s executive officers are as follows:

JOHN SCHWARTZ

John Schwartz, age 55, is the Chief Operating Officer of the Company, appointed in March 2009.  Prior to his appointment, Mr. Schwartz was a consultant to the Company since January 2008, assisting the Company with marketing and operational matters under a Consulting Agreement dated October 30, 2008.  Also during 2008, Mr. Schwartz was a consultant for Dexter Foundry, located in Fairfield, Iowa, a company engaged in the manufacture of iron castings. For more than five years prior to joining us as a consultant, Mr. Schwartz was an independent consultant to machinery and manufacturing clients in management, operations, and sales issues.  Prior to becoming an independent consultant, Mr. Schwartz was for nine years the owner and chief executive officer of Trimatek, Inc., a Fairport, New York manufacturer of precision machinery parts.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE FOUR (4) NOMINEES NAMED ABOVE TO THE CLASS INDICATED.

CORPORATE GOVERNANCE

During fiscal 2008, the Board of Directors held 5 meetings and acted by written consent 4 times.  Each of the incumbent directors attended more than 75% of the total number of meetings of the Board of Directors and any committee on which he served. The Company has no policy regarding the attendance of directors at annual stockholder meetings, of which the Annual Meeting is the first.

Director Independence

At this time, we are not subject to the requirements of a national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of our directors as independent. In the absence of such requirements, we have elected to use the definition established by the Nasdaq independence rule which defines an independent director as a person other than an officer or employee of us or our subsidiaries or any other individual having a relationship, which in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The definition further provides that the following relationships are considered bars to independence regardless of the board’s determination: Employment by the company; employment of the director or a family member by us or any parent or subsidiary of ours at any time thereof during the past three years, other than family members in non-executive officer positions; $100,000 compensation; acceptance by the director or a family member of any compensation from us or any parent or subsidiary in excess of $100,000 during any twelve month period within three years of the independence determination; auditor affiliation; or a director or a family member of the director, being a partner of our outside auditor or having been a partner or employee of our outside auditor who worked on our audit, during the past three years. Based on the foregoing definition, Eugene Henn, George Naselaris, and Anthony Romano are independent directors. Gerald Brock would not be considered independent under the applicable Nasdaq standards for independence for service on the Board or a committee. The Board of Directors does not have a standing audit, nominating or compensation committee (or other committees differently designed and performing similar functions). Instead, our entire Board of Directors performs the functions traditionally discharged by those committees.  If we had such committees, Messrs. Henn, Naselaris and Romano would satisfy the Nasdaq independence standards for service on such committees.

Committees

The Board of Directors does not have a standing audit, nominating or compensation committee (or other committees differently designed and performing similar functions). Instead, our entire Board of Directors performs the functions traditionally discharged by those committees.  As such, the full Board of Directors oversees and administers the Company’s compensation program for its executive officers and directors, basing its decisions on both individual performance and the Company’s financial results.  The full Board of Directors also identifies and nominates individuals qualified to become Board members, establishes and implements an effective corporate governance policy and leads the Board in its annual review of the Board’s performance.  The Board of Directors believes that persons nominated to serve as a director should possess certain minimum qualifications including integrity, absence of conflicts of interest, demonstrated achievement in one or more fields, management or policy-making experience, business understanding and available time. These are only threshold criteria, however, and the Board of Directors may also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based on the totality of the candidate’s credentials, experience and expertise, the composition of the board at the time, and other relevant circumstances. The Board of Directors may also approve the candidacy of a nominee who does not satisfy all of these requirements if it believes the service of such nominee is in the best interests of the Company. Generally, the Board of Directors will first consider current Board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. Before nominating a sitting director for re-election at the Annual Meeting, however, the Board of Directors will consider the director’s performance on the Board.

When seeking candidates for director, the Board of Directors may solicit suggestions from management or others. After conducting an initial evaluation and considering the candidate suitable, the Board of Directors will interview the candidate and will ask the candidate to meet with other directors and management.

The Board of Directors will consider director candidates recommended by stockholders who comply with the timing, procedures and information requirements of Section 1.15 of the Company’s By-laws, the text of which is set forth in Appendix A to this Proxy Statement. Stockholder nominees that meet the criteria outlined above will receive the same consideration that the Board of Directors’ nominees receive.

The Board also provides oversight of the Company’s accounting and financial reporting functions and internal controls, retaining the Company’s independent registered public accountants, reviewing their independence, reviewing and pre-approving any non-audit services that they may perform, reviewing the adequacy of accounting and financial controls, reviewing the Company’s critical accounting policies and reviewing and approving any related party transactions.  As the Board acts in this capacity as a whole without an audit committee, the Board has not determined that any individual Board member qualifies as an audit committee financial expert.

The Company has not adopted policies on ethical behavior, or a Code of Ethics, because until recently the Company had few employees and all of the executive officer positions were held by one person, Gerald E. Brock.  The Board of Directors plans to adopt a Code of Ethics prior to the next annual meeting of Shareholders.

Communications With Directors

Stockholders who wish to communicate with the Board or any individual director can write to:

WindTamer Corporation
Board Administration
6053 Ely Avenue
Livonia, New York 14487
Attention: Secretary

The letter should indicate that the sender is a stockholder. Depending on the subject matter, management will:

•	forward the letter to the director or directors to whom it is addressed;

•	attempt to handle the matter directly (as where information about the Company or its stock is requested); or

•	not forward the letter if it is primarily commercial in nature or relates to an improper or irrelevant topic.

A summary of all communications that were received since the last meeting and which were not forwarded to the Board when received will be presented at each Board meeting along with any specific communication requested by a director.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock by each beneficial owner known by the Company to own more than 5% of the common stock, each current director, each nominee for director, each person who is a named executive officer in the Summary Compensation Table, below, and all current directors, nominees for director and current executive officers of the Company as a group, as of March 30, 2009, including shares with underlying options which can be exercised within 60 days.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Executive Officers and Directors
Gerald E. Brock (2)(3)	50,710,000	61.6%
Eugene R. Henn	184,000	*
George Naselaris	0	0.0%
Anthony C. Romano, Jr.	200,000	*
John Schwartz	1,000,000	1.2%
All current directors and current executive officers as a group (5 persons)	_______	63.3%

Beneficial Owners of 5% or more
Charles LaLoggia (3)(4)	7,330,000	8.4%

*	less than 1% of the outstanding shares of common stock.

(1)
The calculations for these columns are based upon 81,501,000 shares of common stock issued and outstanding on March 30, 2009, plus the number of shares of Common Stock deemed outstanding pursuant to SEC Rule 13d-3(d)(1). Shares of common stock subject to options exercisable within 60 days of March 30, 2009 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.

(2)	Presently reported ownership includes an aggregate of 440,000 shares held by Mr. Brock’s wife and daughter and an aggregate of 800,000 shares underlying options held by his wife and daughter.

(3)	Mr. Brock’s address is 6053 Ely Avenue, Livonia, New York 14487; and Mr. LaLoggia’s address is 457 Park Avenue, Rochester, New York, 14607.

(4)	Presently reported ownership includes 5,670,000 shares issuable under options exercisable within 60 days of March 30, 2009 held by Mr. LaLoggia.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who hold more than 10% of its Common Stock to file with the Securities and Exchange Commission (the “SEC”) reports of ownership and changes in ownership of Common Stock. Officers, directors and greater-than-10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that, with respect to its 2008 fiscal year, all filing requirements applicable to the Company’s officers, directors and greater-than-10% stockholders were complied with.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses compensation received by our Chief Executive Officer and acting Chief Financial Officers, also referred to herein as our “named executive officer,” for the fiscal years ended December 31, 2008 and 2007.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	All Other compensation ($) (i)	Total ($) (j)
Gerald E. Brock	2008	$191,856	—	—	—	—	$191,856
(Chief Executive Officer, acting Chief Financial Officer)	2007	$19,800	—	—	—	—	$19,800

We do not have a written employment agreement with Mr. Brock. Our current arrangement with Mr. Brock is that he serves as our chief executive and acting chief financial officer on a full-time basis.

Mr. Brock did not receive any equity incentive awards during the fiscal years ended December 31, 2008 and 2007.

We do not have any plans that provide for the payment of any retirement benefits to Mr. Brock, and there are no contracts, agreements, plans, or arrangements that provide for any payment to Mr. Brock in the event of his resignation, retirement, or other termination of his employment with us.

John Schwartz was elected as Chief Operating Officer on March 10, 2009.  Prior to this appointment, Mr. Schwartz, was a consultant to the Company since January 2008, assisting the Company with marketing and operational matters under a Consulting Agreement dated October 30, 2008.  Mr.  Schwartz’s annual salary will be $83,200, as of March 26, 2009.

As part of his consulting arrangement with the Company, Mr. Schwartz has received $75,000 in consulting fees in 2008 and 2009, which includes his stock compensation during 2008.  He also received an additional 300,000 shares of common stock upon the vesting of a portion of the prior award in 2009. On December 30, 2008, the vesting criteria for this final tranche of his stock award was amended.  The performance criteria was changed from assisting us with obtaining a bank credit facility to assisting in presentations and meeting with potential customers.  The change was made because the Board decided that it wanted him to focus instead on assistance preparing presentations for and meeting with potential customers and purchases of the Company’s products instead of seeking a commercial line of credit.  The total stock award, which completely vested as of January 27, 2009, was for 1,000,000 shares of the Company’s common stock under the Company 2008 Equity Incentive Plan.  In February 2009, Mr. Schwartz was also granted a stock option to purchase 1,000,000 shares at $1.00 per share under the 2008 Equity Incentive Plan.

COMPENSATION OF DIRECTORS

The following table presents compensation earned by each non-employee member of our Board of Directors for fiscal 2008.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)		Non- Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Eugene R. Henn	—	—	757	(2)	—	—	—
George Naselaris	—	—	378	(2)	—	—	—
Anthony C. Romano, Jr.	—	—	757	(2)	—	—	—

(1)
Based upon the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standard (“FAS”) No. 123R

(2)
Each non-employee director had outstanding at fiscal year end 200,000 options to purchase common stock for exercise at $0.05 per share pursuant to a plan adopted by the Board of Directors to compensate non-employee directors. Under the plan, non-employee directors will receive options to purchase 200,000 shares of Common Stock under our Equity Incentive Plan on January 5th of each year. In October 2008, Eugene Richard Henn and Anthony C. Romano, Jr., were, and in November 2008, George Naselaris was, granted options to purchase 200,000 shares each at an exercise price of $.05 per share upon their election to the Board of Directors. They will not be eligible to receive an additional option grant in January 2009. The options will vest in full on the first anniversary of the grant. The grant will be pro-rated for directors who are appointed on a date other than January 1 of any fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, since December 30, 2007, there have been no transactions or series of transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which any director, nominee, executive officer or holder known to us of more than 5% of our Common Stock, or any member of the immediate family of any of them, is a party, directly or indirectly.

On November 18, 2008, the Board of Directors granted stock options under the Company’s 2008 Equity Incentive Plan to the wife of Mr. Brock, Lucinda Brock, and his two children, Jesse Brock and Amy Brock.  On November 25, 2008, the Board of Directors granted stock options under the Company’s 2008 Equity Incentive Plan to Mr. Brock’s brother, Richard Brock. Each had provided services to the Company during 2008. ’Each option grant was to purchase 400,000 shares of common stock at a price of $.05 per share.  The value of each respective grant of stock options to Mr. Brock’s relatives was $5,040.  Lucinda Brock served as the Company’s corporate secretary through October 2008 providing administrative and clerical services though July 2008.  She earned salaries of $1,800 and $27,252 in 2007 and 2008, respectively.  Jesse Brock served as a consultant to the Company from 2007 to July 2008 and also assisted in building prototypes through July 2008.  He earned salaries of $6,000 and $51,670 in 2007 and 2008, respectively.  Amy Brock has served as corporate secretary since October 24, 2008 and earned $15,792 for her services in 2008.  Richard Brock assisted the Company by aiding in various prototype production tasks, including purchasing supplies for prototype assembly and assisting Mr. Brock in his performance of research and development activities during 2008.

John Schwartz was elected Chief Operating Officer of the Company on March 10, 2009. Prior to that time, he acted as a consultant to the Company under a consulting agreement dated October 30, 2008.  Mr. Schwartz was retained as a consultant to the Company due to his expertise in consulting with and providing management advice to companies in connection with strategies and analysis of business and operating procedures.  His services included: review and analysis of operations and operational structure and strategies, and sales and marketing strategies for the Company's products; the preparation of alternative energy state grant applications; and assistance in presentations and meetings with potential customers. Under this agreement Mr. Schwartz received $75,000 in consulting fees in 2008 and 2009, which includes $35,000 expensed as stock compensation during 2008.  He also received an additional 300,000 shares of common stock upon the vesting of a portion of the prior award in 2009 for which the Company expensed an estimated $15,000.  The total stock award, which completely vested as of January 27, 2009, was for 1,000,000 shares of the Company’s common stock under the Company 2008 Equity Incentive Plan.  In February 2009, Mr. Schwartz was also granted a stock option to purchase 1,000,000 shares at $1.00 per share under the 2008 Equity Incentive Plan.

On July 10, 2008, we entered into a stock option agreement with Charles LaLoggia, in connection with the arrangement for him to provide consulting services to the Company. Since this time Mr. LaLoggia has provided consulting services to the Company involving advice and assistance on its management structure and business development and developing a product marketing strategy and publicity strategy.  He has also assisted the Company in locating auditing services, legal services, and assistance in locating financial market professionals to assist the Company.  The consulting arrangement does not have a specific term although the Company anticipates the services would be performed over the term of the option.  The option agreement with Mr. LaLoggia covered 167,000 shares of common stock with an exercise price of $0.05 per share.  The underlying agreement each provides registration rights with respect to the underlying shares.  The agreement also provides a confidentiality agreement favor of the Company, and an agreement to assign any intellectual property developed while providing consulting services to the Company.  The confidentiality and intellectual property assignment provisions survive any termination of services or exercise or termination of the options. On July 11, 2008, Mr. LaLoggia acquired 1,660,000 shares of common stock from the Company in the Company's Rule 504 private placement for $83,000.  On November 18, 2008, the Company entered into an option agreement with Mr. LaLoggia to acquire 3,300,000 shares at $.05 per share in connection with his consulting services. This agreement has similar terms to the July 10, 2008 option agreement. As a result of the securities acquired in these transactions, Mr. LaLoggia beneficially owns in excess of 5% of our outstanding shares.

On February 12, 2009, the Company entered into a consulting agreement with Patricia Cole, a licensed real estate agent and the sister of Gerald Brock, Chief Executive Officer and Chairman of the Company, to assist the Company in locating potential wind turbine sties for lease or purchase by the Company or purchasers of the Company’s products.  The Consulting Agreement had a term of one year, and Ms. Cole was to be compensated $5,000 per month during each month of the term when services were performed.  No services were ever performed by Ms. Cole pursuant to the Consulting Agreement, and no payments were made to Ms. Cole by the Company.  On April 24, 2009, the Company entered into a termination and release agreement with Ms. Cole.  The Termination and Release terminates the Consulting Agreement and provides a full release by Ms. Cole of the Company for any liability with respect to the Consulting Agreement.  No payment was made or is due to Ms. Cole in connection with the Termination and Release.

 BOARD OF DIRECTORS REPORT

The following Report of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The full Board of Directors oversees the Company’s financial reporting process. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Board of Directors has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2008, with management.

The Board of Directors also has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2008, with the Company’s independent registered public accounting firm, Rotenberg & Co. LLP (“Rotenberg”), who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as are required to be discussed with the Board of Directors under the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. In addition, the Board of Directors has discussed Rotenberg’s independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” and considers the compatibility of non-audit services with the auditors’ independence, of which there were no non-audit services performed for the year-ended December 31, 2008.

In reliance on the reviews and discussions referred to above, the Board of Directors recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

Respectfully submitted,

BOARD OF DIRECTORS

Gerald E. Brock

Eugene Richard Henn

George Naselaris

Anthony C. Romano, Jr.

INDEPENDENT PUBLIC ACCOUNTANTS AND AUDIT AND RELATED FEES

The following table presents fees billed for professional services rendered by Rotenberg for fiscal 2008 and 2007:

	2008	2007
Audit Fees(1)	$15,500.00	$0
Audit Related Fees(2)	$1,967.50	$0
Tax Fees(3)	$0.00	$0
Total Fees	$17,467.50	$0

(1)
Audit fees consist of fees for professional services performed by Rotenberg for the integrated audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements and comfort letters, consents and other services related to SEC matters.

(2)
Audit related fees consist of fees for assurance and related services performed by Rotenberg that are reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)
Tax Fees represent fees billed for professional services rendered by Rotenberg for tax compliance (including federal, state and local sales and use and property returns), FIN 48 assistance, fees for acquisition due diligence and tax examination assistance.

All audit services and fees were pre-approved by the Board of Directors. Additionally, in each instance the Board of Directors considered and pre-approved such non-audit services.

The Board of Directors has not selected and appointed independent auditors for fiscal 2009. Discussions with Rotenberg, our independent auditors for fiscal 2008, are in progress regarding our selection of independent auditors for fiscal 2009. A representative of Rotenberg is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

A stockholder proposal submitted for inclusion in the proxy and proxy statement relating to the next Annual Meeting of Stockholders of the Company must be received by the Company no later than January 1, 2010. The procedure and timing to be followed and the information to be provided are set forth in Section 1.14 of the Company’s By-laws, the text of which is set forth in Appendix A to this Proxy Statement. A shareholder proposal submitted outside of this process is considered untimely.

HOUSEHOLDING

As permitted by the SEC, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless the Company has received contrary instructions from a stockholder. Each stockholder will receive his or her own proxy card. The Company has undertaken householding to reduce printing costs and postage fees.

Upon oral or written request, the Company will promptly deliver a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. Stockholders residing at the same address and currently receiving only one copy of the proxy statement may contact the Company to request multiple copies in the future, and stockholders residing at the same address and currently receiving multiple copies of the proxy statement may contact the Company to request a single copy in the future. All such requests should be sent to:

WindTamer Corporation
6053 Ely Avenue
Livonia, New York 14487
Attention: Secretary
(585) 346-6442

By Order of the Board of Directors,

Gerald E. Brock
Chairman

April 30, 2009

APPENDIX A

WINDTAMER CORPORATION
BY-LAWS

1.14 Business Brought before Meetings.  At any annual meeting of shareholders, the only business which may be conducted must have been brought before the meeting (i) by or at the direction of the Chairman of the Board, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who is entitled to vote with respect to the matter and who complies with the notice procedures set forth in this Section 1.14. For business to be properly brought before an annual meeting by a shareholder, the shareholder must give timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 120 days nor more than 150 days prior to the first anniversary of the date of the notice of annual meeting provided with respect to the previous year's annual meeting of shareholders. A shareholder's notice to the Secretary must set forth details of each matter the shareholder proposes to bring before the annual meeting as follows: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the books of the Corporation, of the shareholder of the Corporation proposing such business, (iii) the class and number of shares of the share of the Corporation that are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business.

1.15 Notice of Nominations.  Nominations for the election of directors may be made only by the Chairman of the Board or upon timely notice given by any shareholder entitled to vote for the election of directors. No person other than those nominated pursuant to this Section 1.15 are eligible for election as a director. For such a shareholder notice to be timely, the notice must be made in writing, and physically received by the Secretary of the Corporation not earlier than the 150th day before nor later than the 120th day before the first anniversary of the date of the Corporation's notice of annual meeting provided with respect to the previous year's annual meeting of shareholders (except that, in the event that the date of the annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after such anniversary date, notice by the shareholders to be timely must be so delivered not earlier than the close of business on the 150th calendar day before such annual meeting and not later than the close of business on the 120th calendar day before such annual meeting or the 10th calendar day following the day on which public announcement of a meeting date is first made by the Corporation). The shareholder notice must contain the name and business address of the nominee. The notice must also contain all the information set forth in clauses (ii) through (iv) of the last sentence of Section 1.14 above.

A-1

DETACH HERE
PROXY
WINDTAMER CORPORATION
ANNUAL MEETING OF STOCKHOLDERS—TUESDAY, JUNE 2, 2009 AT 4:30 P.M.

The undersigned stockholder of WindTamer Corporation (the “Company”) hereby appoints each of Gerald E. Brock and John Schwartz as proxy for the undersigned, with full power of substitution, and with all the powers the undersigned would possess if personally present, to represent and vote all common stock of the undersigned in the Company at the Annual Meeting of Stockholders of said Company on Tuesday, June 2, 2009 and at all adjournments thereof, for the election of four (4) directors, and in their discretion, all such other business as may properly come before such Annual Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” FOR PROPOSAL 1, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING.

SEE REVERSE
SIDE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE
SIDE

WINDTAMER CORPORATION
P.O. BOX 460
LIVONIA, NEW YORK 14487
DETACH HERE
☒ Please mark votes as in this example.

PROPOSAL 1. Election of Four (4) Directors.

Nominees:	a. Eugene Henn, Class I director b. Anthony Romano, Jr., Class I director c. George Naselaris, Class II director d. Gerald Brock, Class III director
 The Board of Directors and Management Recommends a Vote “For All Nominees” in Proposal 1.

☐	FOR ALL NOMINEES	☐	WITHHELD FROM ALL NOMINEES
☐	FOR ALL NOMINEES except ________________________________________.

PLEASE COMPLETE, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Print Name:
Signature:
Title (if applicable):
Date: